Exhibit 99.1
Patient Focused Innovation Developing Therapeutic Franchises to Address Gaps in Important I&I Diseases 2025 R&D Day October 14, 2025

2 Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “potential,” “will,” and similar expressions, and are based on Aclaris’ current beliefs and expectations. These forward-looking statements include expectations regarding the therapeutic potential of Aclaris' product candidates, including bosakitug (ATI-045), ATI-052, ATI-2138, next generation ITK selective inhibitors, and next generation bispecific and multispecific antibodies, including the potential for such product candidates to be first-in-class and/or best-in-class, the potential to increase the efficacy ceiling and show superior activity compared to other therapies, the potential for bosakitug to have extended dosing, and the potential for the next-generation ITK inhibitors to have once-per-day dosing, the development of such product candidates, including the potential targets and indications Aclaris may pursue, the timing and number of regulatory filings, the design of future clinical trials, the timing for the initiation of clinical trials, and the availability and timing of data from clinical trials, and Aclaris’ cash runway, including potential to extend the cash runway through non-dilutive opportunities. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the conduct of clinical trials, Aclaris’ reliance on third parties over which it may not always have full control, Aclaris’ ability to enter into strategic partnerships on commercially reasonable terms, the uncertainty regarding the macroeconomic environment and other risks and uncertainties that are described in the “Risk Factors” section of Aclaris’ Annual Report on Form 10-K for the year ended December 31, 2024, and other filings Aclaris makes with the U.S. Securities and Exchange Commission from time to time. These documents are available under the “SEC Filings” page of the “Investors” section of Aclaris’ website at www.aclaristx.com. Any forward-looking statements speak only as of the date of this presentation and are based on information available to Aclaris as of the date of this presentation, and Aclaris assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Tradenames, trademarks and service marks of other companies appearing in this presentation are the property of their respective owners. All future development, clinical, and regulatory timelines are expectations, are based on current beliefs and assumptions, and are subject to change based on a variety of factors. Disclaimer and Cautionary Note Regarding Forward-Looking Statements

Today’s Agenda 3 Patient Focused Innovation Roland Kolbeck, Ph.D. Chief Scientific Officer World Class Development Engine Zuzana Diamant, M.D, Ph.D., FERS SAB member; Pulmonologist & Clinical Pharmacologist, Department of Clinical Pharmacy & Pharmacology, University Medical Center Groningen, Netherlands Michael Cameron, M.D., FAAD Assistant Clinical Professor, Department of Dermatology, Mount Sinai, New York Dr. Neal Walker Chief Executive Officer Introduction to Aclaris Hugh Davis, Ph.D. President & Chief Operating Officer The Science of Antibody Development Jesse Hall, M.D. Chief Medical Officer Efficient Clinical Trial Execution and Milestones Joe Monahan, Ph.D. Special Scientific Advisor Founder, Confluence Discovery Technologies Developing the Leading ITK Franchise

Aclaris Therapeutics Developing Therapeutic Franchises to Address Gaps in Important I&I Diseases Neal Walker, MD Chief Executive Officer Patient Focused Innovation

Aclaris Therapeutics Innovation Driven Patient Focused Three clinical programs in 2025; four anticipated in 2026 2026 is an important year for Aclaris with four anticipated inflection points Validated targets; positioned in the oral and antibody space Bispecific and ITK oral programs could be potential game changers in multiple indications Advancing potential industry-leading inhibitors designed to address validated, therapeutically-relevant immune targets 5 Prudent capital management with a cash runway expected into second half of 2028 Underpinned by state-of-the-art scientific platform and world class people

Aclaris: Positioned for Significant Growth

Potential Best-in-Class Clinical Assets

- **Bosakitug (ATI-045):** Uniquely potent monoclonal antibody targeting TSLP
- **ATI-052:** Bispecific antibody (BsAb) targeting both TSLP and IL-4Rα
- **ATI-2138:** Potent and selective oral inhibitor of ITK/JAK3
- Discovery/preclinical lead candidate selection ongoing for **novel ITK inhibitors and BsAbs**

Continued Business Execution

- **ATI-2138:** Phase 2a OL trial achieved primary and key secondary endpoints in AD; further validated ITK as a therapeutic target
- **Bosakitug:** Dosing in two-arm placebo-controlled Phase 2 trial ongoing
- **ATI-052:** Phase 1a/1b SAD MAD program ongoing; dosing ongoing
- **New INDs starting in 2026** expected from discovery engine

World Class Expertise/Capability

- **World class development expertise**
- **Proprietary kinase small molecule discovery engine** complemented by in-house multidisciplinary team
- **Innovative biologic discovery program** incorporating dual-targeting strategies addressing validated pathways

Well Financed with Three-Year Cash Runway

- **Strong balance sheet** expected to fund operations into the second half of 2028
- Current cash runway expected to **fully fund preclinical and clinical development plans**
- Potential opportunities for additional **non-dilutive financing and development partners**

6

The Future Value of Drug Development Addressing Th1, Th2 and Th17-Mediated Disorders 7 Sources: Eczema stats: National Eczema Association (accessed 07/31/25); National Alopecia Areata Foundation (Accessed 07/31/25); Vitiligo Facts: Global Vitiligo Foundation (accessed 07/31/25); Precedence Research; Forbes Business Insights; American Medical Association; American Lung Association; Global Initiative for Asthma; World Health Organization; The Centers for Disease Control and Prevention (CDC); Business Research Company; peer research; Delveinsight; Cowen Categories Outlook 2024 0 10 20 30 40 50 60 70 Total Addressable Market (TAM) Global, 2028-2034 ($ billion) Select Th1, Th2, Th17-Mediated Diseases Significant opportunity for new innovative therapeutics for Th1, Th2, and Th17- mediated dermatological and respiratory diseases including potent and well tolerated biologics and oral inhibitors

Opportunities in the I&I Space Potential to Address Significant Gaps in Unsatisfied I&I Indications 8 Opportunities for Orals • Faster onset, durable, consistent effect • Broader efficacy across heterogenous populations • Optimize symptom control: anti-itch effect, FEV1 • Potential anti-fibrotic effect • Convenience of oral • Improved tolerability profile Opportunities for Antibodies • Raise efficacy ceiling • Faster onset, durable, deeper, and more consistent effect • Improved tolerability • Improved convenience and practical dosing schedule

Aclaris Today 9 Patient Focused Innovation • Unique State-of-the-Art R&D capabilities and World Class Scientists • Four potential Best-in-Class clinical stage assets in 2026 targeting validated and therapeutically-relevant immune targets highlighted by a potential Best-in-Class bispecific and oral ITK inhibitor • Rich calendar of data events expected throughout 2026 and 2027 • A cash runway expected to provide approximately three years of capital

Broad Clinical and Preclinical I&I Pipeline

Potential Best-in-Class Inhibitors of Immunoinflammatory Cascade

Oral Kinase Inhibitors

ITK Franchise

First Generation

ATI-2138
ITK/JAK3
Phase 2a Complete

Next Generation

ITK Selectives
Preclinical Development

ITK/TXK
T_H1, T_H2, and T_H17-driven diseases
IBD psoriasis GvHD SO transplant rejection vitiligo Alopecia others

ITK
T_H2-driven atopic and allergic diseases
Asthma AD IBD rhinitis GvHD others

Implicated in

Biologics

Antibody Franchise

Monoclonal Antibodies

Bosakitug (ATI-045)
αTSLP
Phase 2 Ongoing

Multispecific Antibodies

ATI-052
αTSLP/IL-4Rα
Phase 1a/1b Ongoing

Next Gen
Multispecifics
Discovery

αTSLP/X (undisclosed 1)
αTSLP/X (undisclosed 2)
αTSLP/X (undisclosed 3)

Pruritis AD PN psoriasis asthma chronic urticaria IPF IBD inflammation others

10

aclaris THERAPEUTICS

World-Class Discovery Engine Leading Kinase and Antibody Innovation for the Treatment of Autoimmune & Inflammatory Diseases Roland Kolbeck, Ph.D. Chief Scientific Officer Patient Focused Innovation

What Makes Aclaris Stand Out 12 • Oral compounds targeting previously inaccessible parts of the Kinome • Injectable potential best-in-class multi-specific antibodies designed to address unmet clinical need and raise the efficacy ceiling • World-class track record in drug discovery and development • State-of-the-Art R&D capabilities • Seamless execution by experienced drug developers

The Kinase Opportunity 13 The Aclaris Solution KINect® Technology Platform Proprietary chemical library and integrated capabilities for interrogating 60% of the Kinome <10% of Kinome targeted by the 80+ FDA Approved Drugs 100s More to be Explored 500 Members 2% of the Human Genome Most Members of the Kinome Remain Unexplored Medically Important and Productive Target Class $62.8B Annual Sales of Kinase Drugs in 2024 $88.6B Market Opportunity in 2029 The Human Kinome Challenges with Difficult to Drug Kinases Selectivity Biochemical efficiency Sources: Kinase Inhibitors Market Overview (The Business Research Company);

Proprietary Chemical Library Design Specific to Each Kinase Faster Path to High Quality Assets Proprietary Chemical Library Schrödinger Enabled Drug Design Custom Kinase and Immune Assays MODELING DESIGN SYNTHESIS ANALYSIS KINect Platform Rapid and Efficient Development of Kinase Drug Candidates 14 KINect® • Expands druggable Kinome: Targets Type 1 (215 kinases), Type 1.5 (68 kinases) and Type 2 (128 kinases) kinases. Competitors target subgroups of Type 1 kinases • Solves Class Challenges: High affinity/selective drug scaffolds • Significantly decreases time to Lead Optimization • Proprietary Portfolio of Inhibitors in development • Expansion of target opportunities

New Frontiers in Drug Discovery Small Molecule Innovation Innovation Driven Patient Focused Molecular glues Small molecules that stabilize kinases in an inactive confirmation or set them up for degradation Covalent kinase inhibitors Small molecules inhibiting kinases by forming irreversible bonds with a cysteine at the active site Tissue specific inhibitors Small molecules that inhibit kinases in target tissues with minimal systemic exposure Protein degraders (PROTACs) Small molecules that trigger the degradation of specific kinases by the ubiquitin/proteasome pathway “Drugging the Undruggable” Our approaches allow us to target previously inaccessible parts of the kinome and beyond 15

The Multi-Specific Antibody Opportunity 16 Multi-specific Antibodies are a Successful Class of Medicines for Cancers $12.6B Annual Sales of Multi-Specific Antibodies in 2024 Number of Multi-Specific Antibodies Approved Opportunity: Best-In-Class Multi-Specific Antibodies for Autoimmune and Inflammatory Diseases $215B Global health care spending in autoimmune diseases in 2024 $396B Global AI disease therapeutics market opportunity by 2030 Unmet Clinical Need Partial response; unresponsive disease; refractory disease; waning efficacy; safety; frequent administrations Increasing Health Burden Over 100 autoimmune diseases; 50 million Americans affected; Prevalence rising 18 Sources: Kuick Research Report: Global Multispecific Antibodies Market, Drug Sales, Dosage, Price and Clinical Trials Insights; Autoimmune Disease Therapeutics Market – Global Forecast 2025-2032

• Superior target affinity, specificity, potency • Combinations of 2 or more clinically validated targets with non-overlapping biology • Combinations of clinically validated targets with novel biology • Synergistic target combinations: when one is not enough Format – Fit-for-purpose multi-specific format – Fully human/humanized Fc Modifications – Enhanced or reduced effector function – T1/2 extension Developability – High expression – Stability – Aggregation Multi-Specificity/Potency – High affinity – Cellular potency Developing Multi-Specific Antibodies for Autoimmune Diseases Working with world-class scientific partners to identify opportunities and best-in-class technologies 17

Proven Track Record of Discovery and Development

Small Molecules

Covalent ITK/JAK3 Inhibitors (ATI-2138)

Dual ITK and JAK3 inhibition

ITK is downstream of the T cell receptor and impacts T cell function and differentiation

JAK3 is necessary for signaling from γ_c cytokines like IL-2

Covalently modifying both targets interrupts these pathways simultaneously impacting T cell survival, function and differentiation.

Next Generation ITK Inhibitors

Selective inhibition of ITK

Next generation compounds inhibit ITK without JAK3 crossover

Compounds designed to achieve sustained ITK inhibition at trough with QD dosing

Compounds with different degrees of TXK (RLK) selectivity are under evaluation

Antibodies

Bosakitug (ATI-045) Anti-TSLP mAb

Uniquely differentiated mAb

Very high affinity to TSLP

70x more potent than tezepelumab

Extremely low dissociation rate from TSLP, leading to long residence time and enhanced neutralization activity

~23-day T1/2 potentially supporting extended dosing interval

ATI-052 Anti-TSLP/IL4Rα BsAb

Potential for Best-in-Class bispecific antibody

Bosakitug, combined with anti-IL-4Rα

More potent than combination of tezepelumab + dupilumab

Engineered for extended T1/2

Potential for superior activity compared with monotherapy

18

aclaris THERAPEUTICS

State of the Art R&D Capabilities Expertise in Small Molecules and Antibodies R&D 19 Biochemistry & Enzymology Bioanalytical Chemistry Immunology • Mechanistic Enzymology • Compound - Target Interaction • Enzyme Inhibitor Mechanisms • Direct Binding Kinetics • High Throughput Screening • Non-GLP Analytical • Bioanalytical Method Development • Bioanalytical Method Validation • Pharmacokinetic / Toxicokinetic Analysis • Ab Solubility and Aggregation • Cytokine Expression • Th Cell Differentiation / Activation • CTL Differentiation / Function • B Cell and NK Cell Function • Ag Specific Cell Activation • HWB/PBMC/Monocyte Assays Translational Research Computational & Medicinal Chemistry In Vivo Pharmacology & PK • Biomarker Assay Development • Clinical Biomarker Assessment • Release Assay Validation • Schrödinger Enabled Structure Based Drug Design • AI Augmented Molecular Modeling • In Silico Antibody Engineering • Scale-Up and Route Optimization • Inflammation Models (Mouse & Rat) • Immune Cell Phenotyping • Cytokine Profiling • Transcriptomics • PK/PD Relationship

World Class Discovery Engine Summary 20 • Oral compounds targeting previously inaccessible parts of the Kinome with proprietary KINect platform • Designing injectable multi-specific antibodies with superior target coverage and potency to raise the efficacy ceiling • Unique expertise in small and large molecule development • State-of-the-Art R&D capabilities with broad unique expertise across spectrum of drug design and development • Seamless execution by experienced drug developers; anticipate new INDs starting in 2026 Leading Kinase and Antibody Innovation for the Treatment of Autoimmune & Inflammatory Diseases

Developing the Leading ITK Franchise Innovation Through ITK Inhibition Joe Monahan, Ph.D. Special Scientific Advisor Founder, Confluence Discovery Technologies Patient Focused Innovation

Broad Clinical and Preclinical I&I Pipeline

Potential Best-in-Class Inhibitors of Immunoinflammatory Cascade

Oral Kinase Inhibitors

ITK Franchise

First Generation

ATI-2138
ITK/JAK3
Phase 2a Complete

Next Generation

ITK Selectives
Preclinical Development

ITK/TXK: $T_{H}1$, $T_{H}2$, and $T_{H}17$-driven diseases

ITK: $T_{H}2$-driven atopic and allergic diseases

Biologics

Antibody Franchise

Monoclonal Antibodies

Bosakitug (ATI-045)
αTSLP
Phase 2

Multispecific Antibodies

ATI-052
αTSLP/IL-4Rα
Phase 1a/1b

Next Gen
Multispecifics
Discovery

αTSLP/X(undisclosed 1)
αTSLP/X(undisclosed 2)
αTSLP/X(undisclosed 3)

22

aclaris THERAPEUTICS

T Cell Receptor (TCR) Pathway

Interleukin-2-inducible T-cell kinase (ITK) is a Key Kinase Involved in TCR Signaling



Antigen-presenting cell
T-cell
Cytoplasm
MHC
Antigen
TCR
CD4
Lck
CD3
Zap-70
Phosphorylation
LAT
ITK
PLCγ1
Gads
SLP-76
Grb2
SOS
PIP(4,5)P₂
DAG
IP₃
RAS
PKCθ
MAPK
ERK
Ca²⁺
Calcineurin
ER
Cytoplasm
AP-1
IRF4
NF-κB
NFAT
IRF4
Th2 and Th17 cell regulation and cytokine production
(eg, IL-2, IL-4, IL-13, and IL-17)
Nucleus

- TCR activation is critical for T lymphocyte differentiation, proliferation and activation
- TCR signaling proceeds through a complex intracellular pathway resulting in the activation of key transcription factors and production of cytokines
- Central to TCR signaling is the kinase ITK

Inhibiting/downregulating ITK shuts down TCR signaling under inflamed/allergic conditions and impacts disease

23

aclaris THERAPEUTICS

ITK Modulates T Cell Differentiation and Activation Skews T Helper Cell Differentiation Towards Th2 and Th17 Phenotypes • ITK has a nonredundant role in the differentiation, proliferation and activation of TH2 and TH17 cells • ITK and the Tec kinase TXK are both required for Th1 function Selective blockade of ITK impacts allergy and asthma Dual blockade of ITK/TXK also impacts autoimmunity 24

25 Th2 Th17 ILC2 Th1 IL4 IL5 IL13 IL31 IL17 IL21 IL22 IL5 IL13 IFNγ IL2 ITK Inhibitor ITK/TXK Inhibitor αIL-4R αIL-13 αIL-17 αIL-31R JAK1 JAK3 STAT6 Inhibitor Comparative Impact of ITK Inhibition Broad Applicability in Inflammatory/Allergic Pathways

ITK is Therapeutically Relevant

But Historically Difficult to Drug

Reversible ATP Competitive Inhibitors Discontinued for Weak Cellular Potency, Poor ADME


AstraZeneca
Vertex
Pfizer
GSK
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
BMS
Boehringer Ingelheim
Japan Tobacco + Akros Pharma
JTE-051
Genentech

Compounds targeting the ATP site of ITK have been pursued since the early 2000s

Only JTE-051 reached development and was discontinued

26

Issues with ATP Competitive ITK Inhibitors 27 • Generally large, lipophilic molecules with poor physicochemical properties • Poor pharmacokinetic properties in most series • Reactive metabolites with gene tox issues • Variable selectivity against kinome • Ambiguous mechanisms of action in cells • Large shift in potency between enzyme and cell • Low biochemical efficiency Known concerns require alternative to ATP Competitive inhibitors Covalent Kinase Inhibitors

• Design guided by modeling and proprietary crystal structures • Crystal structure to confirm covalent binding characteristics – Designed to interact with the ATP site and covalently modifies CYS442 in ITK • Maximize reversible affinity and minimize electrophile reactivity • Approach overcomes issues with biochemical efficiency and enhances kinase selectivity Structure of ITK: Inhibitor Complex Covalent ITK Inhibition Overcoming Issues with Biochemical Efficiency 28

ATI-2138: A First Generation Novel ITK/JAK3 Inhibitor for T Cell-Mediated Diseases Potent and Selective Investigational Drug Candidate with Strong Tolerability Profile Patient Focused Innovation

ATI-2138

Oral Small Molecule Covalent ITK & JAK3 Inhibitor for I&I Disease

- Investigational oral compound which interrupts T cell receptor (TCR) signaling by inhibiting ITK and JAK3 signaling of common γ chain cytokines in lymphocytes (including IL-2 & IL-15)
- Highly potent for both ITK and JAK3 (IC_{50}: 0.2nM ITK; 0.5nM JAK3)
- Highly selective against other JAK isoforms
- Unique dual pharmacology; best-in-class potential
- Clinical data thus far demonstrate good safety and PK characteristics; positive readout in a phase 2A AD study


APC
γc cytokines
TCR
JAK3
ATI-2138
pSTAT5
T Cell
T Cell
NK Cell
Proliferation
Activation
Differentiation

30

Why this Molecule is Unique 31 Regulation of T cell development and function both upstream (ITK) and downstream (JAK3) High potency for inhibiting both ITK and JAK3 Inhibiting both pathways may provide a more potent and complete anti-inflammatory response As both targets are restricted in expression to immune cells, inhibitors have the potential for a favorable safety profile Unique Dual Pharmacology of ATI-2138 Provides Best-in-Class Potential

ATI-2138 Anti-inflammatory Activity in Mouse Models IBD Mouse T Cell Transfer Vitiligo Score 3 0 6 9 12 15 18 Rheumatoid Arthritis Mouse CIA Model 32 Mean ±SE Clinical Arthritis Score (Scored 0-5) Naïve/Chow Vehicle Chow Enbrel (10 mg/kg) ATI-2138 (100 ppm) ATI-2138 (300 ppm) ATI-2138 (1000 ppm) 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 Study day ATI-2138 has demonstrated robust anti-inflammatory activity in mouse models of disease: Inflammatory Bowel Disease, Vitiligo, and Rheumatoid Arthritis Vitiligo Mouse T Cell Transfer

ATI-2138 Unique Dual Pharmacology and Best-in-Class JAK3 Inhibitor Potential ITK: HWB αCD3 Stimulated IFNγ Release JAK3: HWB IL2 Stimulated IFNγ Release 0.1 1 10 100 1000 10000 0 20 40 60 80 100 120 140 nM IFNg Production (% Stim) ATI-2138 Ritlecitinib 0.1 1 10 100 1000 10000 0 20 40 60 80 100 120 nM IFNg Production (% Stim) ATI-2138 Ritlecitinib 5.4x 44.4x • ATI-2138 is 44.4x more potent than ritlecitinib for inhibiting anti-CD3 induced IFNγ production (ITK) and 5.4x more potent for inhibiting JAK3 dependent IL-2 induced IFNγ production in human whole blood • At the FDA recommended 50 mg QD dose for alopecia areata, ritlecitinib plasma levels may not impact ITK (anti-CD3 /IFNγ) for any appreciable time 33

ATI-2138 and CPI-818 (Soquelitinib) Best-in-Class ITK Inhibitor Potential • ATI-2138 is 15-38x more potent than CPI-818 in inhibiting the ITK enzyme activity • ATI-2138 is significantly more potent than CPI-818 in blocking the Th2 derived cytokines, IL-4, IL-5 and IL-13 (30-100x) ITK, IC50, nM Kinact/Ki (uM-1s-1) ATI-2138 0.25 0.34 CPI-818 9.5 0.022 Potency Ratio 38x 15x ITK Biochemical Enzyme Potency Anti-CD3/CD28-Induced Cytokines from Human Th2 Cells 34

35 Safety Pharmacokinetics Pharmacodynamics • ATI-2138 was generally well tolerated at all doses tested in the trial • No serious adverse events were reported • ATI-2138 was rapidly absorbed • Multiple doses ranging from 10 to 80 mg daily over two weeks in healthy volunteers showed linear PK and dose-dependent increases in exposure • At 10-30 mg daily, ATI-2138 plasma concentration reached the targeted level established using preclinical data ATI-2138 Single and Multiple Ascending Dose (SAD/MAD) Studies: Summary PK PD • Time, dose and concentration-dependent inhibition of both the ITK and JAK3 pathways was observed with ATI-2138 • PD markers were inhibited across the dosing interval with the 5-40 mg BID doses inhibiting up to 50%-90% of both ITK and JAK3 functional markers

Phase 2a Trial in Atopic Dermatitis • Twelve-week, open-label study with ATI-2138 (10mg BID) in moderate to severe AD patients • Favorable safety profile • Efficacy observed across multiple measures comparable to drugs approved for AD • Exposure similar to or slightly higher than predicted from MAD study • Efficacy and PD results validate therapeutic potential of targeting ITK: – Near complete and sustained inhibition and occupancy of ITK – Downregulation of multiple ITK-dependent immune pathways in the skin 36

Phase 2a Trial in Atopic Dermatitis

A ≥4-point improvement in PP-NRS score is considered a clinically meaningful result

PP-NRS: % of Pts with ≥4 Point Improvement in Worst Itch over Prior 24 Hours


70%
60%
50%
40%
30%
20%
10%
0%
22%
30%
43%
45%
45%
56%
60%
43%
63%
Baricitinib 2mg BID
Tralokinumab 300mg Q2W
Lebrikizumab 250 mg Q2W
Abrocitinib 100mg QD
Dupilumab 300mg Q2W
Upadacitinib 30mg QD
Abrocitinib 200mg QD
Comparator average
ATI-2138 10mg BID

At week 12, **63%** of patients receiving a low dose (10mg BID) of ATI-2138 experienced a ≥4-point improvement worst itch in the past 24 hours

After four weeks of treatment

- **BSA** decreased by 63.9%
- **EASI** scores dropped by 77.3%
- **PP-NRS** decreased by 44.7%
- These changes were statistically significant and sustained through study conclusion (W12)

Molecular and Clinical Effects of oral ATI-2138, an ITK/JAK3 inhibitor, in Moderate-to-Severe Atopic Dermatitis: Sub-study of a Phase 2a Open-Label, Single-Arm Trial. Beaziz-Tordjman, Jessica *et al.* European Academy of Dermatology and Venereology, September 17, 2026.

Efficacy Results Show Strong Consistent Response to ATI-2138

37

Each other compound efficacy is the average percent improvement from multiple studies, at week 12 or 16 data from Phase 2 and Phase 3 published sources; head-to-head clinical studies have not been conducted. Differences exist between trial designs and subject characteristics, and caution should be exercised when comparing data across studies. Data collected on 8 of 10 PP patients.

aclaris THERAPEUTICS

Phase 2a Trial in Atopic Dermatitis

Pharmacodynamic Assessment

Conducted to Assess **Target, Pathway, and Disease Markers** to Support Mechanism of Action

Understanding PK/PD

- **ITK Assay**
  - αCD3/aCD28 ex vivo stim mRNA (IL-2 and IFN γ) production
- **ITK Target Occupancy**
- **JAK3 Assay**
  - IL-15 ex vivo stim IFNg protein production
- **Immunophenotyping**

Relating PD to Efficacy

- **Punch Biopsy Analysis**
  - Immunohistochemistry
  - RNAseq Analysis (>16,000 genes)
- **Tape Strip Analysis**
  - RNAseq Analysis (>16,000 genes)
  - Olink Proteomics (300+ analytes)
- **Endogenous Biomarkers in Plasma**
  - OLink Proteomics (300+ analytes)

ATI-2138 is Mechanistically Unique and PD Supports Observed Clinical Efficacy

38

aclaris THERAPEUTICS

Phase 2a Trial in Atopic Dermatitis Marked and Sustained ITK Inhibition Observed 39 Functional inhibition and target occupancy retained across the dosing interval; >90% inhibition IFNγ mRNA and near complete target occupancy observed 1 hour post dose Data collected on 8 of 10 per protocol patients

Gene Set Variation Analysis (GSVA) Tape Strip Proteomics Data Immune Genes (Extended) Th17 Th2 IgFCH vs Baseline IgFCH vs Baseline Week 4 Week 8 Week 12 Black stars: significance vs baseline Red stars: significance between change in lesional vs. change in non-lesional Th1 Week 4 Week 8 Week 12 Week 4 Week 8 Week 12 Week 4 Week 8 Week 12 • Proteomic results corroborate genomics findings • Immune-related gene or protein profile improved over time, with reduction of inflammation • Variability between weeks 8 and 12 may be attributed to noncompliance by two patients Non-lesional Lesional 40 Data collected on 8 of 10 per protocol patients

Correlation B/W Change in Clinical Scores & in Key Gene Expression Decreases in inflammatory and fibrosis-related markers positively and strongly correlated with improvements in clinical scores CXCL12 TSLP CCL21 R=0.71 p=0.029 R=0.8 p=0.009 R=0.67 p=0.05 GENERAL INFLAMMATION Th2 Th17 SPON1 LUM ELN FIBROSIS R=0.68 p=0.042 R=0.8 p=0.009 R=0.8 p=0.009 41 Data collected on 8 of 10 per protocol patients

Phase 2a Trial in Atopic Dermatitis ITK Pathway Mediated Anti-Inflammatory Activity in Skin and Plasma • ATI-2138 significantly downregulated multiple immune pathways in skin and plasma • Strong downregulation of key ITK dependent pathway markers such as: – Th2 (e.g., CCL17, CCL24, IL13, TSLP) – Th17 (e.g., CXCL1, IL17A, IL6R) – TCR (ITK) Pathway (e.g., ITK, IL-13, CD3, ZAP70, LCK, PLCg1) – Th1 (e.g., CXCL11, CXCL9, IL2RA, TNF) – Fibrosis related markers (e.g., MMP9, TNFRSF9) • Safety profile and expected incremental increase in PD with greater exposure may support higher dosing in subsequent studies 42

Next Generation ITK Inhibitors Novel ITK and ITK/TXK Selective Inhibitors Designed to Limit JAK Inhibitory Activity Patient Focused Innovation

Aclaris ITK Inhibitor Program Status Summary 1 Next Generation Inhibitors st Generation Inhibitors Phase 2a AD study met primary and secondary key endpoints Well tolerated at all doses Validated ITK MOA and corroborates our work on next-generation ITK selective compounds Translatable JAK3 Selectivity Low dose for total ITK occupancy JAK3 and TXK selectivity Total ITK occupancy demonstrated in vivo ITK TXK ATI-2138 ACRS-1 ACRS-2 ITK TXK JAK3 ITK ACRS-3 44 Highly potent ITK/TXK dual inhibitors Extended half-life Potent ITK-selective inhibitor Extended half-life

JAK3 Kinase Domain Exploit collapse in G-loop to increase ITK selectivity ITK Kinase Domain Strong interaction with gatekeeper Phe435 increases ITK Potency Phe435 JAK3 G-loop ITK G-loop CYS442 ACRS-2 modeled into ITK kinase domain 3QGY and JAK3 kinase domain 5TOZ SP covalent dock Next Generation ITK Inhibitors Designing ITK Potency and JAK3 Selectivity • Aclaris compounds designed to form strong interactions in the ITK kinase domain with gatekeeper Phe435 leading to an increase in potency for ITK (Ki) • The position and orientation of the G-loop is different between the ITK and JAK3 Kinase domains • ACRS Next Generation compounds designed to take advantage of these structural differences to decrease potency for JAK3 compared to ITK 45

• Next Generation compounds have decreased efficiency against JAK3 and variable efficiency against TXK • Aclaris compounds are significantly more efficient inactivators of ITK as compared to CPI-818 46 Efficiency and Selectivity in Enzyme-Based Assays Aclaris Next Generation Compounds CPI-818

Human PBMC Cell Data Human Whole Blood Data Compound Target ITK Occupancy (OC90) aCD3 stim IL-2 (IC50) ITK/JAK3 (IC50 Ratio) HWB ITK IC50 CD3/CD28 stim IL-2 mRNA ATI-2138 ITK/TXK/JAK3 1st Generation 17 nM 10 nM 0.1x 17 nM ACRS-1 ITK/TXK 7 nM 7 nM 79x 51 nM ACRS-2 69 nM 34 nM 95x 33 nM ACRS-3 ITK 16 nM 16 nM 109x 61 nM CPI-818 Corvus ITK-selective 117 nM 167 nM >40x 408 nM 47 Aclaris compounds show significant increase in cell potencies for ITK as compared to CPI-818 Next Generation compounds show limited inhibition of JAK3 Potency, Occupancy and Selectivity In Human Primary Cells

Correlation B/W Occupancy & Functional Inhibition in PBMC 48 Good correlation between functional ITK inhibition and target occupancy Demonstrates potency and occupancy superiority for the ACRS ITK inhibitors vs competitors

Differential Inhibitor Impact

Th1 and Th2 Cell Function

- Impact of inhibitors on canonical cytokines from human differentiated Th1 and Th2 cells
- ACRS 1 and ACRS 2 block Th1 and Th2 responses through dual inhibition of ITK and TXK
- ACRS 3 blocks Th2 responses and spares Th1 through selective inhibition of ITK


Average IC50 nM
ATI-2138
ACRS-1
ACRS-2
ACRS-3
CPI-818
Th1/IFNg
Th2/IL4
Th2/IL5
Th2/IL13

Next generation inhibitors potently block Th2 function and differentially modulate Th1 activation

49

aclaris THERAPEUTICS

Why is Potency Important with Covalent Drugs? 50 • Enzyme inactivation efficiency drives drug potency • Higher potency results in lower and less frequent dosing • Lower and less frequent dosing decreases drug burden • Lower drug burden increases selectivity and supports a superior safety profile • Covalent drugs contain reactive electrophiles: – Low potency covalent inhibitors require high drug levels in blood and tissue – High drug concentrations increase probability of the electrophile reacting with non-target proteins, potentially increasing safety liabilities

Next Gen ITK Inhibitors Demonstrate JAK3 Selectivity in Vivo Veh ACRS-2, 10mpk ACRS-2, 30mpk ACRS-2, 100mpk ATI-2138, 45mpk 0 2 4 6 8 10 NK, % of CD45+ ✱✱✱✱ ACRS-1 ACRS-2 ACRS-3 Veh ACRS-1, 10mpk ACRS-1, 30mpk ACRS-1, 100mpk ATI-2138, 45mpk 0 2 4 6 8 NK, % of CD45+ ✱✱✱ ✱✱✱✱ Vehicle ACRS-1 - 10MPK ACRS-1 - 30MPK ACRS-1 - 100MPK ATI-2138 - 45MPK -50 0 50 100 150 ACRS-1 ITK Occupancy in Mouse Spleen % ITK Occupancy Vehicle ACRS-2 - 10MPK ACRS-2 - 30MPK ACRS-2 - 100MPK ATI-2138 - 45MPK -25 0 25 50 75 100 125 ACRS-2 ITK Occupancy in Mouse Spleen % ITK Occupancy Veh ACRS-3, 10mpk-BID ACRS-3, 30mpk-BID ACRS-3, 100mpk-BID ATI-2138, 45mpk-BID 0 2 4 6 NK, % of CD45+ ✱✱✱✱ Complete ITK occupancy achieved without impacting JAK3 function 51 ACRS-3 ITK Occupancy In Mouse Spleen JAK 3 functional activity assessed by NK cell frequency in mouse spleen JAK 3 functional activity assessed by NK cell frequency in mouse spleen JAK 3 functional activity assessed by NK cell frequency in mouse spleen

Half-Life Comparison of Compounds Elimination Half-Lives in Mice Aclaris Next Generation compounds demonstrate a significant increase in half-lives in mice as compared to ritlecitinib and CPI-818 More amenable to once-per-day dosing ritlecitinib CPI 818 ACRS 1 ACRS 2 ACRS 3 52

Profiling of Next Generation Compounds ACRS-1 ACRS-2 ACRS-3 Patent applications have been filed on Next Generation compounds Biochemical IC50 and kinact/Ki (ITK, TXK, BTK, and JAK3) hPBMC Cell-Based Assays (Functional and Occupancy) ITK and JAK3 ITK Cell Cytotox IC50 HWB Translatable Functional Biomarker IC50 (ITK and JAK3) Solubility in Biorelevant Media Permeability and Efflux Cross-species Stability (Liver, Hepatocytes, Blood, and Plasma) Cross-species Plasma Protein Binding and Blood-to-Plasma Ratio In vivo Pharmacokinetics in Rodent and Non-rodent Species Kinase Selectivity Human PK Projections (PBPK) hERG, and CEREP Panel CYP (Inhibition, TDI, and Induction) Transporter Inhibition Pharmacology DMPK Safety 53

Aclaris ITK Inhibitor Program Summary • Successfully generated a portfolio of covalent ITK inhibitors with differentiated pharmacological properties and selectivity profiles • These inhibitors expected to differentially modulate T cell biology across a broad range of disease indications and have best-in-class/first-in-class potential • ATI-2138 has demonstrated: – Favorable safety profile – Clear understanding of PK and PD – ITK pathway and T cell modulation – Early signs of efficacy in a 12-week AD study • Next Generation JAK-sparing compounds progressing toward initial IND in 2026 54

Aclaris Next Generation ITK Inhibitor Program

	Potential Indications	Approved Inhibitors	TAMs*
ITK/TXK Potentially beneficial in Th1, Th2, and Th17-driven diseases	• IBD • Psoriasis • Chronic GvHD • SO Transplant Rejection • Vitiligo • Alopecia • Celiac disease • Eosinophilic esophagitis • Prurigo nodularis • Others	IL-4R: Dupixent® (dupilumab) IL-31R: Nemluvio® (nemolizumab) IL-17A: Cosentyx® (secukinumab) Taltz® (ixekizumab) Bimzelx® (bimekizumab) Siliq® (brodalumab) JAK1: Oluminant® (baricitinib) JAK1/2: Opzelura® (ruxolitinib) JAK3: Litfulo® (ritlecitinib)	**Alopecia areata: $7B** **Vitiligo: $3B** **Psoriasis: $60B** **EoE: $5B** **Prurigo nodularis: $2B** **COPD: $31B**
ITK Potentially beneficial in Th2-driven atopic and allergic diseases	• Asthma • Atopic Dermatitis • Rhinitis • COPD • CSU • Others	IL-4R: Dupixent® (dupilumab) IL-13: Ebglyss® (lebrikizumab) Adbry® (tralokinumab) IL-31R: Nemluvio® (nemolizumab) JAK1: Rinvoq® (upadacitinib) Cibinqo® (abrocitinib)	**Asthma: $36B** **Atopic dermatitis: $31B** **Rhinitis: $19B** **CSU: $6B**

*TAM=Total Addressable Markets: Estimates, 2028-2034

Sources: Eczema stats: National Eczema Association (accessed 07/31/25); National Alopecia Areata Foundation (Accessed 07/31/25); Vitiligo Facts: Global Vitiligo Foundation (accessed 07/31/25); Precedence Research; Forbes Business Insights; American Medical Association; American Lung Association; Global Initiative for Asthma; World Health Organization; The Centers for Disease Control and Prevention (CDC); Business Research Company; peer research; Delveinsight; Cowen Categories Outlook 2024

55

aclaris THERAPEUTICS

Broad Clinical and Preclinical I&I Pipeline

Potential Best-in-Class Inhibitors of Immunoinflammatory Cascade

Oral Kinase Inhibitors

ITK Franchise

First Generation

ATI-2138
ITK/JAK3
Phase 2a Complete

Next Generation

ITK Selectives
Preclinical Development
ITK | ITK/TXK

Next Gen IND: 2H 2026

Biologics

Antibody Franchise

Monoclonal Antibodies

Bosakitug (ATI-045)
αTSLP
Phase 2

Multispecific Antibodies

ATI-052
αTSLP/IL-4Rα
Phase 1a/1b

Next Gen
Multispecifics
Discovery

αTSLP/X(undisclosed 1)
αTSLP/X(undisclosed 2)
αTSLP/X(undisclosed 3)

56

All future development, clinical, and regulatory timelines are expectations, are based on current beliefs and assumptions, and are subject to change based on a variety of factors

The Science of Antibody Development Validating TSLP as an Effective Therapeutic Target Hugh Davis, Ph.D. President and Chief Operating Officer Patient Focused Innovation

Broad Clinical and Preclinical I&I Pipeline

Potential Best-in-Class Inhibitors of Immunoinflammatory Cascade

Oral Kinase Inhibitors

ITK Franchise

First Generation

ATI-2138
ITK/JAK3
Phase 2a Complete

Next Generation

ITK Selectives
Preclinical Development
ITK | ITK/TXK

Next Gen IND: 2H 2026

Biologics

Antibody Franchise

Monoclonal Antibodies

Bosakitug (ATI-045)
αTSLP
Phase 2 Ongoing

Multispecific Antibodies

ATI-052
αTSLP/IL-4Rα
Phase 1a/1b Ongoing

Next Gen
Multispecifics
Discovery

αTSLP/X(undisclosed 1)
αTSLP/X(undisclosed 2)
αTSLP/X (undisclosed 3)

58

All future development, clinical, and regulatory timelines are expectations, are based on current beliefs and assumptions, and are subject to change based on a variety of factors aclaris THERAPEUTICS

• Pleiotropic and broad activity – Master regulator of type 2 (Th2) immune responses at the barrier surfaces of skin and the respiratory/ gastrointestinal tract – Drives eosinophilic and neutrophilic inflammation and acts on a wide variety of adaptive, innate, and structural cells – Broad activity: Involved in induction phase and effector phase as well as non-Th2 processes – Proven biology: The expression of TSLP is elevated in individuals with respiratory and skin disease 59 Targeting Thymic Stromal Lymphopoietin (TSLP) Therapeutically Relevant Immune Target Adapted from Pelia et al., Int J Mol Sci. 2021 Apr 22;22(9):4369

Driving High Efficacy in Dermatological Disease High Potency Therapeutics are Key to Effectiveness • Abs must engage ligands at the site of action • Key variables related to efficacy – TSLP concentration at site of lesion – Antibody concentration at site of lesion • Concentration of mAb in general circulation • Skin penetration of mAb • Dose • Potency – Binding Mechanism of mAb to TSLP • Binding affinity • Residence Time – Degree of TSLP reduction needed at site of lesion Only 15% of mAb serum levels reach skin/site of lesion: Potency is Key to Efficacy 60 mAb mAb TSLP TSLP Tissue Penetration Antibody Concentration TSLP Concentration Binding Mechanism Adapted from Lavers et al., Int J Aes Nursing 2017

Bosakitug (ATI-045): Highly Differentiated Anti-TSLP Antibody Backbone Best-in-Class Potential Patient Focused Innovation

Bosakitug Key Properties • Very high affinity to TSLP • Extremely low dissociation rate from TSLP* leading to long residence time and enhanced neutralization activity • Very high potency • Unique binding characteristics to TSLP • ~23-day half-life that can potentially support an extended dosing interval of up to 3 months ~70x Inhibition of CCL17 Produced by hPBMCs Stimulated with TSLP mean % stim, R&D TSLP @ 0.1ng/mL IC50 Bosakitug is ~70x More Potent than Tezepelumab, the Only Marketed Anti-TSLP mAb 62 * Quantification of dissociation rate limited by the surface plasmon resonance instrument sensitivity 0.00001 0.0001 0.001 0.01 0.1 1 10 100 0 20 40 60 80 100 120 Antibody (nM) ATI-045 Tezepelumab Bosakitug

Bosakitug Key Properties

Lower Dissociation Rate = Longer Residence Time


Dissociation of TSLP from mAbs (TR-FRET)
Fractional Response (y/y₀)
1.0
0.5
0.0
0
1000
2000
3000
4000
Time (min)
bosakitug
ATI-052
GSK-5784283 V1 (hu3-13)*
GSK-5784283 V2 (hu179-33)*
Solrikitug/MK-8226**
Tezepelumab**


Residence Time
(hours)
TSLP
(n=3)
TSLPR¹
(n=2)
416
402
14.3
8.11
22.1
3.59
20.7
ATI-052
bosakitug
Tezepelumab**
Solrikitug/MK-8226**
GSK-5784283 V2 (hu179-33)*
GSK-5784283 V1 (hu3-13)*
UPB-101

Bosakitug (and ATI-052) demonstrates very slow dissociation kinetics from TSLP

Residence time for Bosakitug (and ATI-052) is ~20-100x longer than comparator antibodies

1. SPR: Residence Time based on apparent kd using standard TSLPR immobilization density and bivalent fit; *Analog mAb; **Biosimilar mAb

63

aclaris THERAPEUTICS

Bosakitug Key Properties

Greater Potency Than Other TSLP/TSLPR Antibodies



IC_{50} (XΔ) vs bosakitug
bosakitug 1X
ATI-052 3X
hu179-33 (GSK2)** 2X
MK-8226* 9X
UPB-101* 5X
hu3-13 (GSK1)** 6X
Tezepelumab* 70X



TSLP Stimulated CCL17 Production from hPBMC
0.1ng/ml TSLP
140
120
100
80
60
40
20
0
0.00001
0.0001
0.001
0.01
0.1
1
10
100
1000
Antibody (nM)
bosakitug
ATI-045
Tezepelumab*
hu3-13 (GSK-5784283 v1)**
UPB-101 (Verekitug anti-TSPLR)*
MK-8226 (Solikritug)*
hu179-33 (GSK-5784283 v2)**

Bosakitug is the most potent of the TSLP/TSLPR antibodies evaluated in blocking CCL17 production

ATI-052 retains much of the potency for TSLP functional blockade

64

*Biosimilar; **Analog

aclaris THERAPEUTICS

65 Bosakitug High affinity, long residence time, high potency Best-in-Class Potential Greater Potency Requires Lower Concentration to Exhibit the Same Effect

Tezepelumab vs Bosakitug

Relationship of Potency and Exposure to Extent of TSLP Inhibition



Exposure and In Vitro Potency
Tezepelumab
mAb Concentration (nM)
1000
100
10
1
0.1
0.01
IC99
IC90
420Q2W
280Q2W
210Q2W
BAF3 Proliferation 1 ng/mL TSLP
PBMC CCL17 1 ng/mL TSLP
Kd



Exposure and In Vitro Potency
Bosakitug
mAb Concentration (nM)
100
10
1
0.1
0.01
0.001
300Q2W
IC99
IC90
BAF3 Proliferation 1 ng/mL TSLP
PBMC CCL17 1 ng/mL TSLP
Kd

- The highest dose of Tezepelumab may not cover the IC99 for TSLP at the site of action based on in vitro potency
- Bosakitug is expected to cover multiples over the concentration needed for 99% inhibition of TSLP at the site of action based on its in vitro potency

Bosakitug Potency Allows for Substantial Exposure Above 99% Inhibition of TSLP

66

aclaris THERAPEUTICS

Bosakitug Key Properties

Uniquely Binds Both the N- and C-Terminus of TSLP

TSLP AA Sequence

N-Terminus

MKCLGQSKKEEVSFRKIFILQLVGLVLT[28]YDFTNCDFEKIKAAYLSTISKDLITYMSGTKSTEFNNTVSCSNRPHCLTEI
QSLTFNPTAGCASLAKEMFAMKTKAALAIWCPGYSETQINATQAMKKRRKRKVTTNKCLEQVSQLQGLWRRFNRPLLKQQ[159]

C-Terminus

Signal peptide
TSLP binding AA to TSLPR
TSLP Hot spot ($R^{149/150/153}L^{156}$) to TSLPR
Projected Bosakitug (ATI-045) binding site
Tezepelumab binding site

The high affinity and low dissociation observed with Bosakitug/TSLP is a result of biparatopic binding that includes an N-terminal recognition site not observed with tezepelumab

Dual Binding Provides High Avidity and Low Dissociation

67

aclaris THERAPEUTICS

Bosakitug Potential Best-in-Class Anti-TSLP Antibody 68 • Key properties support best-in-class potential – Greater potency than other TSLP/TSLPR antibodies – High affinity anti-TSLP mAb with long, natural half-life of 23 days – Unique binding mechanism, providing very low dissociation from TSLP – Very high residence time on TSLP, allowing for more sustained neutralization of TSLP • In Vitro potency translated to substantial clinical activity in Phase 2a open label AD trial • Clinically derisked: Data generated to date reinforce clinical confidence – Sustained clinical response after last dose – Pharmacokinetic (PK) data indicates long half-life; could support an extended dosing interval – Consistently strong safety and tolerability profile ATI-052 utilizes the same Bosakitug anti-TSLP binding regions

ATI-052: Anti-TSLP x IL-4Rα First Generation Bispecific Antibody Program Patient Focused Innovation Highly Potent and Bioactive Investigational Product Candidate

Advantages of Multispecific Antibodies Superior therapeutic window: Enhanced efficacy with favorable safety profile Increased efficacy ceiling via multi-target engagement Reduced therapy resistance Extended dosing regimens drive simplified treatment protocols 70 Access to a projected BsAb global market of $112 billion (2030*) *Precedence Research

ATI-052: Key Asset Highlights Potential Best-in-Class Bispecific Anti-TSLP/IL-4Rα mAb ATI-052 YTE mutation Anti-TSLP Fab Anti-IL4Rα scFv CH2 CH3 CH2 CH3 71 • Bispecific utilizing same antibody binding regions of Bosakitug combined with anti-IL-4Rα, inhibiting TSLP upstream and immune cells downstream of the Th2 cascade – Retains dissociation kinetics, residence time, and potency advantages of bosakitug over comparator Abs • Anti-TSLP mAb component has Fc engineered to bind more tightly to FcRn, potentially extending half-life • The AQQ mutation in the Fc silences effector functionality, thereby reducing off-target binding and potential toxicity • Potential to show superior activity in certain dermatological and respiratory I&I disorders compared to approved therapies AQQ mutation

ATI-052

Bispecific Binding Attributes ➡ Clinical Opportunity

Multispecific Binding		Potential Clinical Efficacy	
Effective Binding of TSLP and IL-4Rα ATI-052 binds both targets effectively; high affinity of either ligand is not altered by the binding of the other	**Simultaneous Binding of TSLP and IL-4Rα** High affinity to both ligands simultaneously: ATI-052 binds two molecules of TSLP and sIL4Rα	**Higher Potency than Competitor Antibodies** Exhibits greater cellular bioactivity on CCL17 release than the combination of Tezepelumab and Dupilumab	**Effective Blockade of IL-4 and IL-13** ATI-052 antagonism of IL4Rα blocks signaling of both IL-4 and IL-13

72

aclaris THERAPEUTICS

Concurrent Binding of TSLP and sIL4Rα to ATI-052 High Affinity to Both TSLP and IL-4Rα 73 a ATI-052 Binds Both Targets Effectively High affinity of either ligand is not altered by the binding of the other Comparison of Affinity for sIL-4Rα Binding to ATI-052 or ATI-052:TSLP Complex Comparison of Affinity for TSLP Binding to ATI-052 or ATI-052:sIL-4Rα Complex Parameter ATI-052 ATI-052:TSLP KD (pM) 348 215 Parameter ATI-052 ATI-052:sIL-4Rα KD (pM) 41.2 33.9

Concurrent Binding of TSLP and sIL4Rα to ATI-052

Simultaneous Binding of TSLP and IL-4Rα

Binding Sequence	TSLP:ATI-052 Stoichiometry*	sIL-4Rα:ATI-052 Stoichiometry*
ATI-052 capture / sIL-4Rα dose-response	n/a	2.25
ATI-052 capture / TSLP load / sIL-4Rα dose-response	1.82	2.10
ATI-052 capture / TSLP dose-response	2.04	n/a
ATI-052 capture / sIL-4Rα load / TSLP dose-response	1.82	1.97

** determined using molecular weights based on AA sequence, does not account for glycosylated species*

- ~2 molecules of sIL-4Rα bound to ATI-052 in the absence (2.25:1) and presence (2.10:1) of TSLP
- ~2 molecules of TSLP bound to ATI-052 in the absence (2.04:1) and presence (1.82:1) of sIL-4Rα

High Affinity to Both Ligands Simultaneously:

ATI-052 binds two molecules of TSLP and sIL4Rα

74

aclaris THERAPEUTICS

Comparison of ATI-052 vs Dupilumab + Tezepelumab ATI-052 Demonstrates Greater Potency than the mAb Combination ATI-052 is Significantly More Potent than the Combination of Dupilumab and Tezepelumab mAb Concentration [nM] Antibody IC50 (nM) ATI-052 0.016 Dupilumab + Tezepelumab 0.069 Fold change 4.3 75

Impact of ATI-052 on IL-4 and IL-13 Receptor Activation • IL-4 and IL-13 both bind to a receptor complex composed of the IL-4Rα and IL-13Rα1 • IL-4 also signals through the IL-4Rα and common gamma-chain (γc) • Upon binding, the receptor complex activates the receptor-associated kinases (JAK1 and Tyk2), leading to the recruitment and phosphorylation of STAT6 76 or Hematopoietic Cells Non-hematopoietic Cells Adapted from Shi et al., nt. J. Mol. Sci. 2021, 22(6), 2998 a Hypothesis: If IL-4Rα is required for both IL-4 and IL-13 mediated signaling, then ATI-052 antagonism of the IL4Rα should block signaling of both IL-4 and IL-13 JAK3

IL-4 Stimulation N=3 Donors IL-13 Stimulation N=4 Donors Stim Concentration [ng/mL] 0.01 0.1 1 10 100 CCL17 [pg/mL] 0 500 1000 1500 2000 IL-4 Appears to be a More Dominant and Consistent Driver of Downstream Chemokine Activation Compared to IL-13 Comparison of CCL17 Levels Induced by IL-4 or IL-13 • IL-4 is ~10 fold more potent than IL-13 in stimulating CCL17 production from PBMCs (EC80 of ~1.5 ng/mL for IL-4 compared to 11.1 ng/mL for IL-13) • IL-4 elicits consistently high concentration of CCL17 whereas IL-13 exhibits lower and greater subject-to-subject variability 77

Comparison to Marketed Biologics that Inhibit IL-4 +/- IL-13 Signaling 78 Adapted from Lylvyn and Gooderham; Pharmaceutics 2023, 15(2), 568 Markovic and Savvides; Front. Immunol., Vol 11 - 2020 Dupilumab Anti-IL4Rα Lebrikizumab Anti-IL13 Tralokinumab Anti-IL13 TSLP IL-4 IL-13 ATI-052 Anti-TSLP and Anti-IL-4Rα Data Support the Need for Inhibition of Both IL-4 and IL-13 to be Effective in Respiratory Indications

Comparison of IL-4/IL-13 Monoclonal Antibodies

● ATI-052
● Dupilumab
● Tezepelumab
● Tralokinumab
● Lebrikizumab
○ IgG1
○ IgG4k
○ IgG4l

TSLP-induced CCL17 release



CCL17 (% stim)
0
20
40
60
80
100
120
140
160
0.00001
0.0001
0.001
0.01
0.1
1
10
100
Antibody concentration [nM]

Antibody	IC50 [nM]
ATI-052	0.0077
Dupilumab	>100
Lebrikizumab	>100
Tezepelumab	0.4083
Tralokinumab	>100

IL-4-induced CCL17 release



CCL17 (% corr stim)
0
20
40
60
80
100
120
140
0.00001
0.0001
0.001
0.01
0.1
1
10
100
Antibody concentration [nM]

Antibody	IC50 [nM]
ATI-052	0.18
Dupilumab	0.09
Lebrikizumab	>100
Tezepelumab	>100
Tralokinumab	>100

IL-13-induced CCL17 release



CCL17 (% corr stim)
0
20
40
60
80
100
120
140
0.00001
0.0001
0.001
0.01
0.1
1
10
100
Antibody concentration [nM]

Antibody	IC50 [nM]
ATI-052	0.74
Dupilumab	0.57
Lebrikizumab	0.55
Tezepelumab	>100
Tralokinumab	1.83

IL-4+IL-13-induced CCL17 release



CCL17 (% stim)
0
20
40
60
80
100
120
0.00001
0.0001
0.001
0.01
0.1
1
10
100
Antibody concentration [nM]

Antibody	IC50 [nM]
ATI-052	0.97
Dupilumab	0.27
Lebrikizumab	>100
Tezepelumab	N/A
Tralokinumab	>100

TSLP/IL-4/IL-13-induced CCL17 release



CCL17 (% stim)
0
20
40
60
80
100
120
0.00001
0.0001
0.001
0.01
0.1
1
10
100
Antibody concentration [nM]

Antibody	IC50 [nM]
ATI-052	0.3625
Dupilumab	2.0217
Lebrikizumab	>100
Tezepelumab	>100
Tralokinumab	>100

ATI-052 Exhibits Broadest Activity Among the Biologics Tested

79

aclaris THERAPEUTICS

ATI-052 Summary • Bispecific antibodies are engineered to have two distinct binding domains that can efficiently bind to two targets simultaneously – ATI-052 has two distinct binding domains that independently bind both TSLP and IL-4Rα with high affinity, efficiency and completeness • YTE mutation in the Fc to allow for enhanced half-life • AQQ mutation in the Fc silences effector functionality, reducing off-target binding and potential toxicity • Inhibits TSLP and antagonism of IL-4Rα also blocks the signaling of both IL-4 and IL-13 • Highly potent; more potent than the combination of Tezepelumab and Dupilumab in inhibiting CCL17 production from the combination of TSLP and IL-4 treated PBMCs 80

Developing Next-Generation Bispecific Antibodies Patient Focused Innovation

Next Generation Bispecific Antibodies Designing Optimal Synergies with TSLP for I&I Diseases 82 a Critical role of epithelium-derived cytokines in dermatological and respiratory / airway I&I disorders guides design of potent and selective bispecific antibodies Modified from Divekar et al., 2015

Opportunities for Aclaris Next Generation BsAbs

Multispecific Antibodies Can Expand Therapeutic Optionality

Pruritis (Itch)

- TSLP combinations with itch mediators may have a positive impact on itch and QoL in AD and other dermatological diseases

Alarmin Combinations

- Could impact initiation of allergic response and associated downstream inflammation and enhance anti-viral immunity during respiratory virus infections

Synergistic Effect with TSLP

- May amplify immune responses, particularly the development of Type 2 inflammation, which is central to allergic diseases like asthma, AD, and others

Eosinophil-Driven Diseases

- Allergic disorders, skin conditions, fungal infections, autoimmune diseases, others
- Causes multiple disorders including eosinophilic cystitis, fasciitis, pneumonia, gastrointestinal disorders, granulomatosis with polyangiitis, hypereosinophilic syndrome

83

Next Generation Bispecific Antibodies Progressing Toward IND Multispecific Ab development Progressing Toward IND Multispecific approach enables synergistic target binding and addresses shortcomings of multi-drug administration Additional bispecific and trispecific modalities under initial consideration Initial assessment of bispecific targets completed (αTSLP + undisclosed) Campaigns progressing: Hit optimization toward lead candidate selection ongoing Targeting first IND from bispecific antibody development efforts in 2027 84

Broad Clinical and Preclinical I&I Pipeline

Potential Best-in-Class Inhibitors of Immunoinflammatory Cascade

Oral Kinase Inhibitors

ITK Franchise

First Generation

ATI-2138
ITK/JAK3
Phase 2a Complete

Next Generation

ITK Selectives
Preclinical Development
ITK | ITK/TXK

Next Gen IND: 2H 2026

Biologics

Antibody Franchise

Monoclonal Antibodies

Bosakitug (ATI-045)
αTSLP
Phase 2 Ongoing

Multispecific Antibodies

ATI-052
αTSLP/IL-4Rα
Phase 1a/1b Ongoing

Next Gen
Multispecifics
Discovery

- αTSLP/X (undisclosed 1)
- αTSLP/X (undisclosed 2)
- αTSLP/X (undisclosed 3)

Initial IND: 2027

Other multispecific antibodies in discovery

85

All future development, clinical, and regulatory timelines are expectations, are based on current beliefs and assumptions, and are subject to change based on a variety of factors aclaris THERAPEUTICS

Efficient Clinical Trial Execution and Milestones Derisking Small and Large Molecule Assets with Time- and Cost-Efficient Clinical Evaluation Jesse Hall, MD Chief Medical Officer Patient Focused Innovation

Broad Clinical and Preclinical I&I Pipeline

Potential Best-in-Class Inhibitors of Immunoinflammatory Cascade

Oral Kinase Inhibitors

ITK Franchise

First Generation

ATI-2138
ITK/JAK3
Phase 2a Complete

Next Generation

ITK Selectives
Preclinical Development
ITK | ITK/TXK

Next Gen IND 2H 2026

Biologics

Antibody Franchise

Monoclonal Antibodies

Bosakitug (ATI-045)
αTSLP
Phase 2 Ongoing

Multispecific Antibodies

ATI-052
αTSLP/IL-4Rα
Phase 1a/1b Ongoing

Next Gen
Multispecifics
Discovery

- αTSLP/X (undisclosed 1)
- αTSLP/X (undisclosed 2)
- αTSLP/X (undisclosed 3)

Initial IND: 2027

Other multispecific antibodies in discovery

87

All future development, clinical, and regulatory timelines are expectations, are based on current beliefs and assumptions, and are subject to change based on a variety of factors aclaris THERAPEUTICS

Aclaris Therapeutics Innovating in Immuno-Inflammatory Disorders Innovation Driven Patient Focused Leadership in I&I/immuno-dermatology Potential Best-in-Class molecules and “white space” Multiple shots on goal with a diversified pipeline Near term catalysts expected in next 6-12 months and beyond Advancing potential industry-leading inhibitor franchises designed to address validated, therapeutically-relevant immune targets 88 Strong cash runway to execute on Aclaris clinical programs

Broad Immunology Development Pipeline

Program	Indication	Status (Preclinical / Phase 1 / Phase 2 / Phase 3)		Partner
Bosakitug (ATI-045) TSLP mAb Subcutaneous	**Atopic Dermatitis** (moderate-to-severe)	Enrollment Ongoing		
	Severe Asthma	(Partner program)	Further global (excluding China) development in respiratory indications is dependent on partnerships	CTTQ (China)*
	Chronic Rhinosinusitis with Nasal Polyps	(Partner program)		CTTQ (China)*
	COPD	(Partner program)		CTTQ (China)*
ATI-2138 ITK/JAK3 Inhibitor Oral	**Atopic Dermatitis (AD)** (moderate-to-severe)	Positive Phase 2a Results Presented July 2025		
	Second Indication	Trial initiation: 1H 2026		
ATI-052 TSLP x IL-4R BsAb Subcutaneous	**Respiratory/ Dermatology**	Enrollment Ongoing		
ITK Selective Inhibitor Oral	**Autoimmune**	1st IND: 2H 2026		
Undisclosed BsAb Subcutaneous	**Autoimmune**	1st IND: 2027		

Aclaris programs Partner programs

*This trial is sponsored and conducted by Chia Tia Tianquing Pharmaceuticals Group, Co., Ltd. ("CTTQ") or its affiliates; Aclaris will not develop bosakitug in this indication on its own.
All future development, clinical, and regulatory timelines are expectations, are based on current beliefs and assumptions, and are subject to change based on a variety of factors

89

aclaris THERAPEUTICS

Clinical Focus in 2025 Fully integrated Biosion molecules and team members and have continued to build out our clinical capabilities 2025 clinical goals: • Program execution, financial discipline • Establishment of foundation for continued execution in 2026 and beyond Derisking of clinical programs: • Clinical validation of ITK pathway • Focused on enrolling patients that meet the strict enrollment criteria • Advancing the ATI-052 program in HV • Preparing for new INDs in 2026 and beyond 90 2025 provides foundation for multiple ongoing clinical programs and data readouts in 2026

Portfolio Execution Strong Execution in 2025 Creates Packed 2026 91 Target Engagement (ex-vivo assay in HV) Top line results from AD Phase 2 Initiation of Phase 2 in 2nd Indication 6-month tox dosing started 3Q25 Phase 1a LPI: complete dosing Preliminary PK results in house IND filed and cleared Phase 2 FPI in NA AD Positive Phase 2a top line results IND filed and cleared 2025 2026 Phase 1a SAD/MAD (PK Profile, ADA, etc.) top line results Phase 1a FPI in NA Completion of chronic tox studies ATI-052 Bosakitug ATI-2138 Initiation of Phase 1b POC IND and prep for clinical start ATI-052 Bosakitug ATI-2138 ITK selective Phase 1b top line results All future development, clinical, and regulatory timelines are expectations, are based on current beliefs and assumptions, and are subject to change based on a variety of factors

ATI-052: Anti-TSLP x IL-4Rα Bispecific Antibody Program Highly Potent and Bioactive Investigational Product Candidate

ATI-052: Key Asset Highlights Potential Best-in-Class Bispecific Anti-TSLP/IL-4R mAb ATI-052 YTE mutation Anti-TSLP Fab Anti-IL4Rα scFv CH2 CH3 CH2 CH3 93 • Same antibody binding regions of ATI-045 + IL-4Rα – Retains dissociation kinetics, residence time, and potency advantages • Half-life enhanced: Engineered to bind more tightly to FcRn • Reduced off-target binding: Engineered to silence effector functionality • Significantly more potent than the combination of dupilumab and tezepelumab • Potential to show superior activity in certain dermatological and respiratory I&I disorders AQQ mutation

Placebo Controlled Phase 1a/1b Program Ongoing 94 Cohort 1: SC, N=8 D1-113 Screening Randomization 3:1 Cohort 3: SC, N=8 D1-113 Cohort 4: SC, N=8 D1-113 Cohort 2: SC, N=8 D1-113 Part A Single Ascending Dose (SAD) in Healthy Volunteers Part B Multiple Ascending Dose (MAD) in Healthy Volunteers Screening Randomization 3:1 D1 D8 D15 D22 D29 D1 D8 D15 D22 D29 D141 D141 Cohort 1: SC, Q7D Cohort 2: SC, Q7D Treatment and Follow-up Period Treatment and Follow-up Period

95 Key Learnings Expected in 2025 Expected Milestones • Initial PK • Safety and Tolerability • TMDD role • Indications of prolonged exposure • Complete SAD/MAD assessment YE 2025 • SAD/MAD results 1Q 2026 • Initiate Phase 1b POC trial in asthma 1H 2026 • Initiate Phase 1b POC trial in AD 1H 2026 • Phase 1b top line POC results 4Q 2026 • Full PK profile (half-life, ADA, etc.) • Pathway engagement ex-vivo from HV study • Pathway engagement in diseased population Phase 1a/1b ATI-052 Program Anticipated Key Learnings and Milestones

96 Placebo (single dose) ATI-052 (single dose) Screening/ Washout Follow-up Randomization 3:1 Active to Placebo Day 28 Efficacy Assessment Primary Endpoint To evaluate the safety and tolerability of ATI-052 compared to placebo in patients with moderate-to-severe asthma Next Steps with ATI-052 Expected Asthma Phase 1b POC Study Design 16 Patients Moderate-to-Severe Asthma Key Clinical Efficacy Assessment Other endpoints Day 28 Emphasis on PD assessments: FeNO, FEV1, Blood Eos, TARC (CCL17), Periostin, IGE, Cytokines (IL-4,IL-5,IL-13) Patient Selection Moderate-to-severe defined as (GINA 3-5) adult asthmatics, excluding prior biologics Type 2 asthma with active inflammation: FeNO baseline ≥ 25 ppb, Blood Eos ≥ 150 Asthma Trial Expected to Initiate 1H 2026

97 Screening/ Washout Randomization 3:1 Active to Placebo Primary Endpoint To evaluate the safety and tolerability of ATI-052 compared to placebo in patients with moderate-to-severe atopic dermatitis Next Steps with ATI-052 Expected Atopic Dermatitis (AD) Phase 1b POC Study Design 12 Patients Moderate-to-Severe AD Placebo Q1wk (five doses) ATI-052 Q1wk (five doses) Follow-up Day 57 Efficacy Assessment Other Endpoints AD clinical efficacy assessments (EASI, BSA, IGA) PD endpoints measured by assays including lesional and non-lesional skin tape strips Patient Screening Central photography to confirm diagnosis and extent of disease Atopic Dermatitis Trial Expected to Initiate 1H 2026

Bosakitug (ATI-045) Anti-TSLP Monoclonal Antibody Program Differentiated Investigational Product Candidate with Best-in-Class Potential

Clinical Translation Phase 2a (US-Based) POC Monotherapy Trial 99 Bosakitug 300 mg QW Bosakitug 300 mg Q2W Screening/ Washout up to 30 days 12 Week Follow-up Week 26 (2 weeks after last dose) Primary endpoint analysis Enrolled: 22 subjects (17 completed treatment) at 7 US-based sites Primary Objective (Week 24) To evaluate the efficacy, safety and tolerability of bosakitug as monotherapy in subjects with moderate to severe AD W1-W4 W4-W24 W24-W36 Secondary Objectives (Week 24) To evaluate the pharmacokinetics, immunogenicity and pharmacodynamic biomarkers of ATI-045 in subjects with moderate to severe AD Eligibility Diagnosis of AD (present for at least 6 months); EASI ≥12; IGA ≥3; total AD BSA ≥10% Baseline Characteristics Mean EASI of 17.6, Mean PP-NRS of 6.5; majority had prior medication prior to screening

Bosakitug Exposure and Efficacy Time Profile Demonstrated Sustained Clinical Response After the Last Dose 0 4 8 12 16 20 24 28 32 0.01 0.1 1 10 100 0 20 40 60 80 100 Time (Week) Concentration (μg/mL) Percent Change from Baseline of EASI Score (%) Last Dose Simulated Mean Conc. Observed Conc. Observed Efficacy 95% Confidence Interval • A time lag in efficacy response relative to exposure was observed both while the drug was onboard and after the last dose • EASI-75 sustained response after the last dose supports the possibility of longer dosing intervals • Favorable safety and immunogenicity profile 100

Phase 2a (US-Based) POC Monotherapy Trial Bosakitug Demonstrated Improvement in Efficacy Measures 101 EASI 75% @ Week 26 EASI 90% @ Week 26 EASI 100% @ Week 26 IGA 0/1 @ Week 26 94% 65% 24% 88% % of Patients Achieving Clinical Endpoint 0 10 20 30 40 50 60 70 80 90 100 0 4 8 12 16 20 24 28 32 36 EASI75 EASI90 IGA0/1 (N=17)

Phase 2 Monotherapy Trial Ongoing

Dosing Proceeding to Plan

Screening/ Washout
up to 30 days

~90 Patients
Moderate-to-Severe AD

Randomization
2:1 Active to Placebo

Bosakitug
Week 0 & 2

Placebo
Week 0 & 2

Loading dose

Bosakitug 300 mg
Q2W, Week 4 through Week 22

Placebo
Q2W, Week 4 through Week 22

Treatment Period: 24 Weeks

Week 24
(2 weeks after last dose)
Primary endpoint analysis

12 Week
Follow-up

Primary Objective (Week 24)	To evaluate the efficacy of Bosakitug compared to placebo, as measured by the change in Eczema Area and Severity Index (EASI) score in patients with moderate-to-severe AD
Secondary Objectives (Week 24)	To evaluate the safety, tolerability & treatment effect of Bosakitug compared to placebo, on additional clinical outcome measures • EASI response (EASI-50, EASI-75, EASI-90) • Validated Investigator Global Assessment (IGA) response • Body Surface Area (BSA) response • Peak Pruritus Numerical Rating Scale (PP-NRS) score

102

Derisking High Placebo Rates in Atopic Dermatitis Defining a New Industry Standard in Eligibility Review Enrolling Patients That Meet Strict Eligibility Criteria Three step process provides robust patient screening prior to randomization Step 1 Standardized Lesion and BSA Photography Step 2 Review by Central Reader Step 3 Review by Aclaris Dermatologists • Central vendor provides standardized photographic equipment and trains each site to support consistent inter-site photographic proof of disease • All patients screened serially by multiple readers for lesion severity and affected body surface area (extent of disease) consistent with moderate-to-severe AD Enrollment Process designed to enable trials to (1) only enroll patients with AD (2) with moderate-to-severe disease based on disease extent and severity 103

Next Steps with Bosakitug Competitively Positioned as Potential Best-in-Class TSLP mAb • Preclinical and clinical data generated to date reinforce the enhanced potency of bosakitug and support further development in dermatological conditions – Two-arm placebo-controlled Phase 2 trial of bosakitug in moderate-to-severe AD ongoing (initiated 2Q 2025); dosing underway • Results expected in 2H 2026 • Aclaris is seeking partners to develop bosakitug in respiratory indications; further global (excluding China) development in these indications is dependent on entering into potential partnerships 104

ATI-2138: A First-Generation Novel ITK/JAK3 Inhibitor for T Cell-Mediated Diseases Potent and Selective Investigational Drug Candidate with Strong Tolerability Profile

ATI-2138 Positive Phase 2a Results Inform Trials in Additional Indications 106 • Positive results from single arm OL Phase 2a trial in AD provide proof of concept: – PD results that validate ITK as a therapeutic target – Favorable tolerability profile of ATI-2138 – Clinically meaningful improvements from baseline in assessments of disease severity including: • Extent and severity of AD (Eczema Area and Severity Index (EASI)) • Percent of patients experiencing a greater than or equal to four-point improvement in worst itch in the last 24 hours (Peak Pruritus Numerical Rating Scale (PP-NRS)) • Body Surface area (BSA) • Aclaris is exploring further development of ATI-2138 in indications relevant to the mechanism of action with ample available white space

ATI-2138 Oral Small Molecule Covalent ITK & JAK3 Inhibitor for I&I Disease • Unique dual pharmacology; best-in-class potential • Potent compound that interrupts TCR signaling by inhibiting ITK and JAK3 signaling of common γ chain cytokines in lymphocytes • Highly selective for both ITK and JAK3 • Isoform specificity spares JAK1 and JAK2 signaling • Potential applicability in a variety of I&I indications based on its mechanism of action; targets evolve with competitive dynamics 107 Vitiligo cGvHD Genital Psoriasis Acute Inflammatory Psoriasis Asthma RA Crohn’s Disease Ulcerative Colitis Psoriatic Arthritis Atopic Palmoplantar Dermatitis Pustulosis Alopecia Areata Peripheral T cell Lymphoma Celiac Disease Fibrosing Interstitial Lung Disease Acute Severe Ulcerative Colitis Vitiligo PSC SLE Prioritized potential areas of focus Wide array of potential targets for 2138 PN Lichen planus Lichen planus Prurigo nodularis Scarring Alopecia Alopecia areata

Next Clinical Steps with ATI-2138

The Lichen Planus Opportunity

An unaddressed chronic, inflammatory, immune-mediated disorder

- Affects skin, mucous membrane, hair and nails; multiple clinical subtypes
- Most common symptoms: severe itch, Wickham's striae, sores, scales/plaques, hair loss, fatigue
- Oral lichen planus (OLP) (50%+ of cases) is of particular clinical significance due to malignant potential
- Prevalence = 0.2-1% worldwide; associated with hepatitis C, autoimmune conditions, certain medications



Large unsatisfied market; ample "white space"

- Market opportunity
  - U.S. addressable patients: ~200K systemic-eligible
  - Global addressable: ~2–3M
  - Peak U.S. revenue potential: $500M–1B
  - Global peak revenue: $1.2–1.4B
  - No approved oral LP therapy → white space opportunity
- Unsatisfied market; management focuses on immunosuppression and symptom control

108

aclaris THERAPEUTICS

ATI-2138 in Lichen Planus

Dual Pharmacology Creates Ideal Mechanistic Fit

Lichen planus

- Chronic inflammatory skin disease
- Aberrant activation of TH1/2/17 and cytotoxic CD8 T-cells
- IFN mediated pathology in affected skin
- Severe itch associated with IL31 up-regulation
- Fibrosis common

ATI-2138

- Activity demonstrated in open-label AD study suggests strong fit for LP
  - Downregulation of Th1/2/17 activation markers
  - Inhibition of biomarkers down-stream of IFNγ (CXCL11, CXCL9)
  - Significant reductions in itch
  - Strong downregulation of fibrosis markers
- Efficacy of calcineurin inhibitors in LP support T-cell mediated pathology

109

110 Potential Lichen Planus Clinical Program Next Steps • Complete trial design, market analysis, and TPP of Lichen planus • Finalize assessment of additional potential future targets – Other immunological disorder opportunities based on mechanism may include Hidradenitis suppurativa, Prurigo nodularis, scarring alopecia, vitiligo, etc. • Initiate Phase 2 in 1H 2026 Dose ranging three indication basket study (mucosal and cutaneous LP, Lichen planopilaris) Proposed efficacy endpoints • Primary: Investigator’s Global Assessment (IGA); 0 (clear) to 4 (severe) • Secondary: Numeric Rating Scale (NRS) for itch; 0 (none) to 10 (worst imaginable) Target indication for ATI-2138 based on current development strategy

Opportunity in Alopecia Market is Rapidly Evolving but Opportunities Remain • Market and competitive landscape dynamics shape indication selection process • Strong mechanistic rationale: JAK3 inhibition shown to be effective in alopecia areata • Multiple types of alopecia exist, some of which are under evaluation – Scarring (cicatricial) alopecia – Alopecia areata – Others 111

Continued Clinical Momentum in 2026 Four Expected Clinical Programs Bosakitug (ATI-045) Phase 2 in atopic dermatitis ongoing Top line results in 2H 2026 ATI-052 Top line SAD/MAD results in 1Q 2026 Top line Proof-of-Concept results in asthma and AD in 2H 2026 ATI-2138 Phase 2b initiation in second indication, likely Lichen planus, in 1H 2026 Top line results in 2027 Next generation ITK inhibitors First IND from ITK selective program in 2H 2026 Advancing potentially industry-leading inhibitor franchises designed to address validated, therapeutically-relevant immune targets Innovation Driven Patient Focused 112 All future development, clinical, and regulatory timelines are expectations, are based on current beliefs and assumptions, and are subject to change based on a variety of factors

Broad Clinical and Preclinical I&I Pipeline

Potential Best-in-Class Inhibitors of Immunoinflammatory Cascade

Oral Kinase Inhibitors

ITK Franchise

First Generation

ATI-2138
ITK/JAK3
Phase 2a Complete

Phase 2
Lead: Lichen Planus
Initiation: 1H 2026

Results in 2027

Next Generation

ITK Selectives
Preclinical Development
ITK | ITK/TXK

Next Gen IND: 2H 2026

Biologics

Antibody Franchise

Monoclonal Antibodies

Bosakitug (ATI-045)
αTSLP
Phase 2 Ongoing

Results in 2H 2026

Multispecific Antibodies

ATI-052
αTSLP/IL-4Rα
Phase 1a/1b Ongoing

POC
Asthma
AD

Results:
SAD/MAD 1Q26
POC 2H 2026

Next Gen
Multispecifics
Discovery

αTSLP/X (undisclosed 1)
αTSLP/X (undisclosed 2)
αTSLP/X (undisclosed 3)

Initial IND: 2027

Other multispecific antibodies in discovery

113

All future development, clinical, and regulatory timelines are expectations, are based on current beliefs and assumptions, and are subject to change based on a variety of factors aclaris THERAPEUTICS

Aclaris Therapeutics Developing Therapeutic Franchises to Address Gaps in Important I&I Diseases Neal Walker, MD Chief Executive Officer Patient Focused Innovation

Broad Clinical and Preclinical I&I Pipeline

Potential Best-in-Class Inhibitors of Immunoinflammatory Cascade

Oral Kinase Inhibitors

ITK Franchise

First Generation

ATI-2138
ITK/JAK3
Phase 2a Complete

Phase 2
Lead: Lichen Planus
Initiation: 1H 2026

Results in 2027

Next Generation

ITK Selectives
Preclinical Development
ITK | ITK/TXK

Next Gen IND:
2H 2026

Biologics

Antibody Franchise

Monoclonal Antibodies

Bosakitug (ATI-045)
αTSLP
Phase 2 Ongoing

Results in 2H 2026

Multispecific Antibodies

ATI-052
αTSLP/IL-4Rα
Phase 1a/1b Ongoing

POC
Asthma
AD

Results:
SAD/MAD 1Q26
POC 2H 2026

Next Gen
Multispecifics
Discovery

αTSLP/X (undisclosed 1)
αTSLP/X (undisclosed 2)
αTSLP/X (undisclosed 3)

Initial IND: 2027

Other multispecific antibodies in discovery

115
All future development, clinical, and regulatory timelines are expectations, are based on current beliefs and assumptions, and are subject to change based on a variety of factors aclaris THERAPEUTICS

2025/2026: Executing on Rich Clinical Catalyst Calendar 2025 ATI-052 IND Clearance by FDA Bosakitug (ATI-045) Initiation of Phase 2 Trial in Atopic Dermatitis ATI-052 Initiation of Phase 1a/1b Program ATI-2138 Atopic Dermatitis Phase 2a Top Line Data July 2025 ATI-052 Completion of dosing in Phase 1a SAD/MAD HV Portion Year-end 2025 2026 All timelines are expectations, are based on current beliefs and assumptions, and are subject to change based on a variety of factors. ATI-052 Phase 1a/1b Top Line Data Phase 1a SAD/MAD: Early 2026 Phase 1b POC: 2H 2026 Bosakitug (ATI-045) Atopic Dermatitis Phase 2 Top Line Data 2H 2026 ATI-2138 Initiation of Phase 2 in Second Indication (e.g., Lichen Planus) 1H 2026 ITK Next Generation Program IND Submission and Start of Phase 1 Program 2026 116

Aclaris Today 117 • Unique State-of-the-Art R&D capabilities and World Class Scientists • Four potential Best-in-Class clinical stage assets in 2026 targeting validated and therapeutically-relevant immune targets highlighted by a potential Best-in-Class bispecific and oral ITK inhibitor • Rich calendar of data events expected throughout 2026 and 2027 • A cash runway expected to provide approximately three years of capital, with opportunities to expand it further without dilution Patient Focused Innovation

Patient Focused Innovation Developing Therapeutic Franchises to Address Gaps in Important I&I Diseases 2025 R&D Day October 14, 2025